                                                                   EXHIBIT 10.24

A-Fem Medical Corporation
Terms of Outstanding Capital Leases with First Portland Corporation
As of 12/31/97

                                 Secured or    Equipment        Lease                                         Monthly
          Lessor                 Unsecured    Description       Term            Dates            Rate         Payment
------------------------------   ----------   -----------       ----     -----------------      ------      ---------
1 Hyster Sales Company            Secured     Forklift        36 MO      03/04/96-01/04/99       9.75%        401.86


2 Colonia Pacific - 126I024001    Secured     HPLD            36 MO      04/15/96-02/15/99      14.73%      1,922.23



3 Firstcorp - 91105601            Secured     Pro Equip       36 MO      02/09/96-01/25/99      13.57%      5,040.00


4 Firstcorp - 91105602            Secured     Pro Equip       24 MO      02/14/96-02/25/98      18.44%      5,363.00


5 Firstcorp - 91105603            Secured     Beleck          36 MO      10/11/96-10/24/99      17.03%      5,969.00


6 Firstcorp - 91105604            Secured     Minolta         24 MO      04/21/97-06/25/99      14.62%        630.00


7 Firstcorp - 91105605            Secured     Cartoner 1      36 MO      05/27/97-06/27/00      15.19%      4,097.00


8 Firstcorp - 91105606            Secured     Bio Dot         36 MO      06/25/97-07/25/00      15.19%      1,733.00


9 Firstcorp - 91105607            Secured     Cartoner 2      24 MO      11/20/97-12/20/99      17.12%      5,321.00


10 CIT Group                      Secured     Shrink Wrap     46 MO      11/19/97-10/19/01       6.24%        530.82





                                   Type of
          Lessor                    Lease         1998         1999          2000          2001         Total
------------------------------     -------     ---------     ---------      -------       -------     ----------
1 Hyster Sales Company             Capital       4,540.14       398.34                                  4,938.48


2 Colonia Pacific - 126I024001     Capital      20,812.97     3,774.83                                 24,587.80



3 Firstcorp - 91105601             Capital      55,967.58     2,324.74                                 58,292.32


4 Firstcorp - 91105602             Capital      10,483.70                                              10,483.70


5 Firstcorp - 91105603             Capital      57,262.95    52,521.14                                109,784.09


6 Firstcorp - 91105604             Capital       6,674.18     2,364.10                                  9,038.28


7 Firstcorp - 91105605             Capital      36,618.42    42,583.69      19,729.59                  98,931.70


8 Firstcorp - 91105606             Capital      15,295.61    17,787.39       9,952.53                  43,035.53


9 Firstcorp - 91105607             Capital      49,889.22    53,814.67                                103,703.89


10 CIT Group                       Capital       5,227.48     5,551.23       5,895.02     4,659.66     21,333.39
                                               ----------   ----------      ---------     --------    ----------

                                   Total       262,772.25   181,120.13      35,577.14     4,659.66    484,129.18
                                               ==========   ==========      =========     ========    ==========

[FIRSTCORP LOGO]

First Portland Corporation
7145 SW Varns Street  Portland, OR  97223-8057
503.684.3417  800.247.3722  FAX 503.620.7677

                             MASTER LEASE AGREEMENT

                                  NUMBER 911056



LESSEE NAME AND ADDRESS
ATHENA MEDICAL CORPORATION
10180 SOUTHWEST NIMBUS AVENUE, SUITE J-5
PORTLAND, OR 97223



                              TERMS AND CONDITIONS
                     - PLEASE REQUEST ANY CHANGES DESIRED -




1. LEASE. LESSOR and LESSEE agree that the terms of this Master Lease Agreement shall apply to and be incorporated by reference in one or more Lease Schedules in substantially the form of Exhibit A hereto (which reference(s) the Master Lease Agreement Number indicated above). The word "LEASE" shall mean any one of the individual Lease Schedules executed hereunder, each of which shall incorporate the terms and conditions of this Master Lease Agreement and shall be evidenced by the original Lease Schedule and an attached copy of its Master Lease Agreement. The word "EQUIPMENT" shall mean the equipment which is the subject of any one of the LEASES. Each Lease Schedule will include an EQUIPMENT description, the EQUIPMENT location, the minimum lease term and payment and security deposit information. Each LEASE shall be enforceable upon execution by LESSEE and subsequent counter-signature by LESSOR indicating acceptance.


2. RENTAL PAYMENTS. With the exception of advance rentals, if any, each payment of rent shall be due on a date of the month agreed to by LESSOR and LESSEE as the billing date. If LESSOR and LESSEE fail to agree, LESSOR shall assign a billing date. LESSOR shall invoice LESSEE for and LESSEE shall pay a pro-rata periodic rental from the date of acceptance of the EQUIPMENT until the first billing date, together with applicable taxes, as interim rent. When advance rental payments are receipted for and, unless otherwise agreed to in writing, the first payment of rent shall be due on the acceptance of the EQUIPMENT by LESSEE. LESSEE agrees to pay rent for the minimum lease term following the interim rent period and until the EQUIPMENT is returned to LESSOR pursuant to Section 11. Each periodic rental installment shall be the sum set forth on the Lease Schedule plus any applicable sales and/or use taxes, and shall, at LESSOR's option, include a pro-rata portion of that year's personal property tax. Payments shall be made by LESSEE at LESSOR's address set forth on the Lease Schedule or as otherwise directed by LESSOR. LESSEE shall not abate, set off, deduct any amount or reduce any payment for any reason without the prior written consent of LESSOR. Payments are delinquent if not in LESSOR's possession by the due date.

3. COMMENCEMENT AND TERMINATION. The LEASE term shall commence on acceptance of the EQUIPMENT by LESSEE. The LEASE shall terminate on the expiration of its minimum term in months as set forth in the Lease Schedule and the fulfillment of all obligations of LESSEE thereunder or upon notice by LESSOR in the case of LESSEE default. In the event LESSEE retains part or all of the EQUIPMENT beyond the term of the LEASE, then the terms of the LEASE shall stay in effect during such hold-over period, subject to LESSOR's right on default to terminate the LEASE.

4. NO WARRANTIES BY LESSOR. LESSOR MAKES NO WARRANTY, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS".

5. CHOICE OF LAW, VENUE AND JURISDICTION. THE LEASE SHALL BE DEEMED TO HAVE BEEN MADE AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON OR BREACH OF THE LEASE MUST BE INSTITUTED AND MAINTAINED IN MULTNOMAH COUNTY, STATE OF OREGON, AND LESSEE EXPRESSLY AGREES TO SUBMIT TO PERSONAL JURISDICTION IN SUCH VENUE.

6. ASSIGNMENT. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THE LEASE, ANY INTEREST THEREIN, or sublease or loan the EQUIPMENT or permit it to be used by anyone other than LESSEE or LESSEE's qualified employees. LESSOR may assign the LEASE and/or grant a security interest in the EQUIPMENT, in whole or in part, to one or more assignees, without notice to LESSEE. LESSOR's assignee(s) and/or the secured party(ies) may reassign the LEASE, and/or such security interest without notice to LESSEE. Each such assignee and/or such secured party shall have all rights of LESSOR under the LEASE, but no such assignee or secured party shall be bound to perform any obligation of LESSOR. LESSEE shall recognize each such assignment and shall not assert against any assignee and/or secured party any defense, counterclaim or setoff it may have against LESSOR. LESSEE acknowledges that any assignment or transfer by LESSOR shall not materially change LESSEE's duties or obligations under the LEASE nor materially increase the burdens or risks imposed on LESSEE. LESSEE agrees that such an assignment is permitted even if it is deemed to materially affect LESSEE's interest in the LEASE or the EQUIPMENT.

7. SELECTION AND ACCEPTANCE OF EQUIPMENT. LESSEE has selected both the EQUIPMENT and the supplier(s) from whom LESSOR is to purchase the EQUIPMENT. LESSEE shall arrange for transportation, delivery and installation of the EQUIPMENT at LESSEE's expense. LESSEE acknowledges that it has examined the EQUIPMENT as fully as it desires. If the EQUIPMENT is not properly installed, its delivery is delayed, it does not operate as represented by the supplier(s) or it is unsatisfactory for any reason, LESSEE shall make no claim on account thereof against LESSOR. LESSEE authorizes LESSOR to insert in the LEASE or other documents the serial numbers and other identification information for the EQUIPMENT as determined by LESSOR.

8. SUPPLIER/BROKER NOT AGENT OF LESSOR. LESSEE understands and agrees that neither the supplier(s), nor any salesperson or agent of the supplier(s), is an agent of LESSOR. LESSEE further agrees that if any transaction hereunder is presented to LESSOR by a lease broker, that such broker is acting as an agent of LESSEE and is not an agent of LESSOR. No salesperson or agent of the supplier(s) or broker(s) is authorized to waive or alter any term or condition of the LEASE, and no representation as to the EQUIPMENT or any matter by the supplier(s) or broker(s) shall in any way affect LESSEE's duty to pay rent and perform its other obligations set forth in the LEASE.

9. SECURITY DEPOSIT. Security deposits received by LESSOR are to guarantee prompt and full payment of rent and the faithful and timely performance of all provisions of the LEASE by LESSEE. Security deposits secure all obligations of LESSEE to LESSOR under the LEASE or otherwise. No interest shall accrue on the security deposit to the account of LESSEE. If LESSEE is not in default under any agreement with LESSOR, the security deposit shall be returned to LESSEE at the end of the LEASE term. In the event LESSEE defaults on any of its obligations to LESSOR, LESSOR shall have the right, but shall not be obligated, to apply the security deposit to cure such default. LESSEE shall, within ten (10) days, restore the security deposit to the full amount held by LESSOR prior to its application to cure such default.

10. CANCELLATION FOR NON-DELIVERY. If, within 30 days after the LEASE is signed by LESSEE, the EQUIPMENT has not been delivered to and accepted by LESSEE and if LESSOR has accepted the LEASE by signing, LESSOR, by written notice to LESSEE, shall have the option at any time thereafter to terminate LESSOR's obligation, if any, to lease the subject EQUIPMENT to LESSEE.

11. RETURN OF EQUIPMENT. On the expiration or earlier termination of the LEASE, or on LESSEE default if LESSOR chooses, LESSEE, at its expense, freight prepaid with full original value declared and insured, shall immediately return the EQUIPMENT unencumbered to LESSOR in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by properly packing it for shipment and delivering it to any place designated by LESSOR.

12. OWNERSHIP. The EQUIPMENT shall at all times remain the personal property of LESSOR. LESSEE will at all times protect and defend, at its own cost and expense, the ownership of LESSOR against all claims, liens and legal processes of creditors of LESSEE and other persons, and keep the EQUIPMENT free and clear from all such claims, liens and processes. If the LEASE is deemed at any time to be one intended as security or should LESSOR agree at any time to sell the

EQUIPMENT to LESSEE, LESSEE agrees that the EQUIPMENT shall secure, in addition to the indebtedness set forth in the LEASE, indebtedness at any time owing by LESSEE to LESSOR. Notwithstanding any other terms and conditions of the LEASE, in the event that the EQUIPMENT includes computer software, LESSEE agrees that LESSOR has not had, does not have, nor shall have any title to such computer software. LESSEE may have executed or may execute a separate software license agreement(s) and LESSEE agrees that LESSOR is not a party to nor responsible for any performance with regard to such license agreement(s).

13. LOCATION AND RIGHT OF INSPECTION. The EQUIPMENT shall be kept at the location specified on the Lease Schedule or, if none is specified, at LESSEE's address as set forth therein, and shall not be removed therefrom without LESSOR's prior written consent. LESSOR shall have the right at any time during normal business hours and upon reasonable notice to inspect the EQUIPMENT and for that purpose have access to the location of the EQUIPMENT.

14. USE AND OPERATION. LESSEE shall use the EQUIPMENT in a careful manner and shall comply with all laws relating to its possession, use and maintenance. LESSEE represents that the EQUIPMENT shall be used in its business or commercial concern and that no item of EQUIPMENT will be used for personal, family or household purposes.

15. REPAIRS AND ALTERATIONS. LESSEE shall at its own expense maintain the EQUIPMENT in good repair, appearance and functional order. LESSEE agrees to comply with all maintenance schedules and procedures recommended by the manufacturer of the EQUIPMENT and, if available, purchase or otherwise enter into and adhere to dealer maintenance contracts. LESSEE shall not make any alterations, additions or improvements to the EQUIPMENT without LESSOR's prior written consent. All alterations, additions or improvements made to the EQUIPMENT shall belong to LESSOR.

16. LOSS AND DAMAGE. LESSEE shall bear the entire risk of loss, theft, damage or destruction of the EQUIPMENT from any cause whatsoever and, as between LESSOR and LESSEE, unless otherwise agreed between the parties, LESSEE shall bear that risk of loss during transportation and delivery, and LESSEE shall arrange and pay for transportation and delivery. No loss, theft, damage or destruction of the EQUIPMENT shall relieve LESSEE of the obligation to pay rent or to comply with any other obligation under the LEASE. In the event of damage to any item of EQUIPMENT, LESSEE shall immediately place the same in good repair at LESSEE's expense. If LESSOR determines that any item of EQUIPMENT is lost, stolen, destroyed or damaged beyond repair, LESSEE shall, at LESSEE's option: (a) replace the same with like equipment in good repair, acceptable to LESSOR; or
(b) pay LESSOR a sum equal to (i) all amounts due by LESSEE to LESSOR under the LEASE up to the date of the loss, (ii) the unpaid balance of the total rent for the remaining term under the LEASE which is attributable to said item of EQUIPMENT, and (iii) an amount equal to eighteen percent (18%) of the original cost of said item of EQUIPMENT, which the parties agree shall represent the fair market value of LESSOR's residual interest in said item of EQUIPMENT. The amounts in (ii) and (iii) shall be discounted to present value at a discount rate of six percent (6%) per annum.

17. INSURANCE. LESSEE shall provide and maintain primary insurance against loss, theft, damage or destruction of the EQUIPMENT in an amount not less than the full replacement value of the EQUIPMENT, with loss payable to LESSOR. At LESSOR's request, LESSEE also shall provide and maintain primary comprehensive general all risk liability insurance. Such insurance shall include, but shall not be limited to, product liability coverage, insuring LESSOR and LESSEE, with a severability of interest endorsement or its equivalent, against any and all loss or liability for all damages, either to persons, property or otherwise, which might result from or happen in connection with the condition, use or operation of the EQUIPMENT, with such limits and with an insurer satisfactory to LESSOR. Each policy shall expressly provide that the insurance as to LESSOR shall not be invalidated by any act, omission or neglect of LESSEE and cannot be canceled without ten (10) days written notice to LESSOR. As to each policy, LESSEE shall furnish to LESSOR a certificate of insurance from the insurer evidencing the insurance coverage required by this Section. If LESSEE fails to procure or maintain such insurance, LESSOR shall have the right, but shall not be obligated, to obtain such insurance as to LESSOR's and/or LESSEE's interests. In that event, LESSEE shall repay to LESSOR the cost thereof with the next payment of rent, together with late charges as set forth in Section 23. LESSEE irrevocably appoints LESSOR as LESSEE's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under such insurance policy(ies). All obligations of this Section shall extend throughout the term of the LEASE and until the EQUIPMENT is returned to LESSOR.

18. LIENS AND TAXES. LESSEE shall keep the EQUIPMENT free and clear of all levies, liens and encumbrances. LESSEE shall pay LESSOR, on or before the due date, all charges and taxes, local, state or federal, which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the EQUIPMENT, excluding, however, all taxes on LESSOR's income. If LESSEE fails to pay said charges or taxes to LESSOR when due, LESSOR shall have the right, but shall not be obligated, to pay said charges or taxes, and add the same to the next payment of rent, together with late charges as set out in Section 23. LESSEE agrees to pay a reasonable fee to LESSOR for the processing of property tax payments.

19. INDEMNITY. LESSEE shall indemnify LESSOR against, and hold LESSOR harmless from, any and all claims, actions, proceedings, expenses, damages and liabilities, including attorney fees, arising in connection with the EQUIPMENT, including, without limitation, its manufacture, selection, purchase, delivery, possession, use, operation or return and the recovery of claims under insurance policies thereon. This indemnity provision shall survive termination, cancellation or breach of the LEASE.

20. MISCELLANEOUS REPRESENTATIONS OF LESSEE. LESSEE and any guarantor of the LEASE shall provide LESSOR with such corporate resolutions, financial statements and all other documents regarding the financial or credit condition of LESSEE or any guarantor which LESSOR may request from time to time. LESSEE represents and warrants that all credit and financial information submitted to LESSOR in connection with the LEASE is true and correct in all respects. LESSEE agrees that LESSOR and/or its assigns may at any time investigate the credit-worthiness of LESSEE using all available means.

21. UNIFORM PERSONAL PROPERTY LEASING ACT. To the extent permitted by applicable law, and to the extent the LEASE is governed by the law of a jurisdiction which has adopted a version of the Uniform Personal Property Leasing Act (also known as "Uniform Commercial Code - Leases"), the parties hereto agree that: (1) the provisions thereof conferring remedies upon a LESSEE or imposing obligations upon a LESSOR shall not apply to the LEASE, its interpretation, or its enforcement; and (2) the LEASE is a Finance Lease as defined by Uniform Commercial Code Section 2A-103(g). LESSEE acknowledges that LESSEE has reviewed and approved any written Supply Contract(s) covering the EQUIPMENT purchased from the Supplier(s) for lease to LESSEE. LESSEE further acknowledges that LESSOR has informed or advised LESSEE, in writing, either previously or in the LEASE, of the following: (a) the identity of the Supplier(s); (b) that the LESSEE may have rights under the Supply Contract(s); and (c) that the LESSEE may contact the Supplier(s) for a description of any such rights LESSEE may have under the Supply Contract(s).

22. FINANCING STATEMENTS. At the request of LESSOR, LESSEE will join LESSOR in executing financing statements pursuant to the Uniform Commercial Code. Lessee hereby authorizes Lessor or its agents or assigns to execute financing statements on LESSEE's behalf, and to file such financing statements in all jurisdictions where such execution and filing is permitted. It is agreed that a carbon or photocopy of any financing statement may be filed in place of the original and that a copy hereof may be filed as a financing statement.

23. LATE CHARGES AND INTEREST. If LESSEE fails to pay LESSOR any amount when due or, in the case of an amount due to one other than LESSOR, if LESSOR pays an amount on LESSEE's behalf, then LESSEE shall pay LESSOR a late charge of $29, plus five percent (5%) of such amount or $5, whichever is greater, for each calendar month or part thereof for which rent or other sum shall be delinquent or shall have been paid by LESSOR on LESSEE's behalf. If LESSEE fails to pay or fails to perform other LEASE obligations, LESSEE agrees to pay LESSOR $19 for each contact necessitated because of such failure. LESSEE also agrees to pay LESSOR the sum of $29 for each check of LESSEE's returned uncollectable by LESSEE's bank. The amount of any charges assessed hereunder shall be added to and become part of the next rental payment or shall be separately invoiced, at LESSOR's option. Interest shall accrue on any unpaid or unreimbursed amounts at the maximum rate allowable by law or eighteen percent (18%), whichever is less, from the due date until paid by LESSEE.

24. TIME OF THE ESSENCE. Time is of the essence of the LEASE. This provision shall not be waived by the acceptance on occasion of late or defective performance.

25. DEFAULT. LESSEE shall be in default if (a) LESSEE shall fail to pay rent or any other amount provided for under the LEASE within ten (10) days after the same becomes due and payable; or (b) LESSEE fails to observe, keep or perform any other provision of the LEASE or of any other agreement with LESSOR, and such failure shall continue for a period of ten (10) days; or (c) LESSEE shall abandon the EQUIPMENT; or (d) except as inconsistent with Federal Bankruptcy Law, any proceeding in bankruptcy, receivership or insolvency shall be commenced against LESSEE or its property or any guarantor or such guarantor's property, LESSEE or any guarantor files voluntarily for bankruptcy or reorganization, or LESSEE or any guarantor makes an assignment for the benefit of its creditors; or
(e) LESSEE or any guarantor makes any misrepresentation or false statement as to its credit or financial standing in connection with the execution or the further performance of the LEASE; or (f) any attachment or execution be levied on any of LESSEE's property; or (g) LESSEE permits any other entity or person to use the EQUIPMENT without the prior written consent of LESSOR; or (h) in the business and affairs of LESSEE or any guarantor there occurs a material change which shall impair the security of the EQUIPMENT or increase LESSOR's credit risk involved in the LEASE.

26. REMEDIES. In the event of LESSEE default, LESSOR shall have the right and option, but shall not be obligated, to exercise any one or more of the following remedies, which remedies or any of them may be exercised by LESSOR without notice to LESSEE and without any election of remedies by LESSOR and, if the obligations of LESSEE are guaranteed by a guarantor or guarantors, LESSOR shall not be obligated to proceed against any such guarantor or guarantors before resorting to its remedies against LESSEE under the LEASE: (a) to the extent permitted under applicable law, LESSOR and/or its agents may, without notice or legal process, enter onto any premises of or under control of LESSEE or any agent of LESSEE where the EQUIPMENT may be or is believed to be located and repossess the EQUIPMENT, disconnecting and separating all thereof from any other property, using all means necessary or permitted by law, LESSEE hereby expressly waiving any right of action of any kind whatsoever against LESSOR arising out of such access to or removal, repossession or retention of the EQUIPMENT; (b) LESSOR may declare all sums due and to become due under the LEASE immediately due and payable and institute litigation to collect the same; (c) LESSOR may institute litigation to collect all rents and other amounts due as of the date of such default together with any sums that may accrue up to the date of trial;
(d) LESSOR may institute litigation to specifically enforce the terms of the LEASE; (e) LESSOR may terminate the LEASE; (f) LESSOR may require LESSEE to return the EQUIPMENT pursuant to Section 11; and/or (g) LESSOR may pursue any other remedy now, or hereafter, existing in law or equity. However, damages for any future rentals and/or LESSOR's residual value in the EQUIPMENT shall be discounted to present value at a discount rate equal to six percent (6%) per annum. In the event of any default by LESSEE under the LEASE, LESSOR may at its sole discretion, although it shall not be obligated to do so, sell the EQUIPMENT at a private or public, cash or credit sale, or may re-let the EQUIPMENT for a term and a rental which may be equal to, greater than, or less than provided in the LEASE. Any proceeds of sale or any rental payments received under the new lease - less LESSOR's expenses of taking possession, reasonable attorney fees and/or collection fees, storage and/or reconditioning costs, the costs of sale or re-letting, and less LESSOR's fair market residual value in the EQUIPMENT - shall be applied to LESSEE's obligations under the LEASE, and LESSEE shall remain liable for the balance. LESSEE's liability shall not be reduced by reason of any failure of LESSOR to sell or re-let.

27. EXPENSES OF ENFORCEMENT, ATTORNEY FEES. In the event of any default, LESSEE shall pay LESSOR a sum equal to all expenses, including attorney fees, if any, incurred by LESSOR in connection with the enforcement of any of LESSOR's remedies and all expenses of repossessing, storing, repairing, and selling or re-letting the EQUIPMENT together with interest on such amount at the maximum rate allowable by law or eighteen percent (18%), whichever is less, from the date such amount is paid by LESSOR. In the event litigation is instituted to enforce any of the terms of the LEASE, the prevailing party shall be entitled to recover from the other party such sum as the court may judge reasonable as attorney fees at trial and upon appeal, in addition to all other sums provided for by law.

28. SUCCESSOR INTERESTS. Subject to any prohibition against assignment contained herein, the LEASE shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. As used in the LEASE, the term "LESSOR" shall include any assignee or secured party of LESSOR where appropriate.

29. MULTIPLE LESSEES. If more than one LESSEE is named herein, the reference to LESSEE refers to each and the liability of each shall be joint and several.

30. NOTICES. Any written notice or demand under the LEASE may be given to a party by mail at its address set forth on the Lease Schedule or at such address as the party may provide in writing from time to time. Notice and demand so made shall be effective when deposited in the United States mail duly addressed with postage prepaid.

31. WAIVER. Failure of LESSOR at any time to require performance of any provision of the LEASE shall not limit any right of LESSOR to enforce that provision, nor shall any waiver by LESSOR of any breach of any provision be a waiver of any succeeding breach of that provision or a waiver of that provision itself or any other provision.

32. NUMBER AND CAPTIONS. As used herein, the singular shall include the plural, and the plural the singular. All captions used herein are intended solely for convenience of reference and shall in no way limit or explain any of the provisions of the LEASE.

33. DUPLICATE ENFORCEABLE AS ORIGINAL. LESSEE hereby consents to the use of the original Lease Schedule, along with a photocopy of the fully executed Master Lease Agreement, for all purposes including, but not limited to, evidence in litigation or any other judicial proceeding.

34. SEVERABILITY. If any provision of the LEASE is held invalid, such invalidity shall not affect other provisions which can be given effect without the invalid provision.

35. ENTIRE AGREEMENT. This Master Lease Agreement and the Lease Schedule, represent the entire, final and complete agreement of the parties pertaining to the lease of the EQUIPMENT and supersede or replace all written and oral agreements heretofore made or existing by and between the parties of their representatives insofar as the lease of the EQUIPMENT is concerned, and no modification or addition to the LEASE shall be binding unless agreed by a corporate officer, against whom enforcement is sought.

-------------------------------------------------------------------------------

LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS ALL OF THE TERMS AND CONDITIONS CONTAINED IN THIS MASTER LEASE AGREEMENT AND THAT THESE TERMS AND CONDITIONS SHALL GOVERN EACH LEASE ENTERED INTO BY THE PARTIES.

-------------------------------------------------------------------------------
    LESSOR     Date                       LESSEE         Date
                   -----------------                          -----------------

[FIRSTCORP LOGO]                          ATHENA MEDICAL CORPORATION
------------------------------------      -------------------------------------
                                               Full Legal Name Of Lessee

   BY:                                    BY:                     PRESIDENT/CEO
        ----------------------------        -----------------------------------
                                             PETER  BURKE              (TITLE)
THIS MASTER LEASE AGREEMENT WILL NOT
BIND LESSOR OR BECOME EFFECTIVE           BY:
UNTIL AND UNLESS LESSOR ACCEPTS IT          -----------------------------------
BY SIGNING ABOVE                                                        (TITLE)

                                          BY:
                                            -----------------------------------
                                                                        (TITLE)

                                            -----------------------------------
                                                       Witness
-------------------------------------------------------------------------------

[FIRSTCORP LOGO]


First Portland Corporation
7145 SW Varns Street  Portland, OR  97223-8057
503.684.3417  800.247.3722  FAX 503.620.7677

MASTER LEASE AGREEMENT NUMBER  911056

                     CORPORATE RESOLUTION AUTHORIZING LEASES

Resolution of the Board of Directors of ATHENA MEDICAL CORPORATION (the "Corporation").

                                    Recitals

WHEREAS, the jurisdiction of the Corporation's incorporation empowers corporations to lease real and personal property; and

WHEREAS, the jurisdiction of the Corporation's incorporation expressly provides that the powers of the Corporation are to be exercised by its Board of Directors, subject to certain limitations; and

WHEREAS, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation and its shareholders to enter into a Master Lease Agreement and one or more Lease Schedules thereunder with LESSOR, whether now or hereafter, for the lease of certain personal property described in each such Lease Schedule.

                                   Resolutions

NOW THEREFORE, IT IS RESOLVED, that the Corporation enter into the Master Lease Agreement and one or more Lease Schedules thereunder, for the lease of certain personal property described in the Lease Schedules on the terms and conditions set forth in the Master Lease Agreement and the Lease Schedules, and that the Corporation consents to the use of original Lease Schedules, along with a photocopy of the fully executed Master Lease Agreement, and photocopies of the related documents (including this Corporate Resolution Authorizing Leases), for all purposes including, but not limited to, evidence in litigation or any other judicial proceeding; and it is further

RESOLVED, that PETER BURKE, who is the PRESIDENT/CEO of this Corporation, is authorized and directed to execute and deliver the Master Lease Agreement, the Lease Schedules, and any other related documents; and it is further

RESOLVED, that PETER BURKE, who is the PRESIDENT/CEO of this Corporation, is authorized to appoint an alternative employee or agent of the Corporation, via telephonic or other communication with LESSOR, to provide verbal verification of delivery and acceptance of equipment under the Master Lease Agreement and Lease Schedules. Such appointment and subsequent verification and acceptance shall be binding upon the Corporation.

                                   CERTIFICATE

I, WILLIAM  FLEMING, certify:

That I am the duly elected and acting Secretary of ATHENA MEDICAL CORPORATION , a corporation;

That the foregoing Corporate Resolution Authorizing Leases was duly adopted by the Board of Directors in conformity with the Articles of Incorporation and Bylaws of the Corporation; and

That the resolution has been neither modified nor rescinded and is, as of the date of this Certificate, in full force and effect, and will remain in full force and effect until such time as the Board of Directors terminates the resolution and notifies LESSOR of such termination in writing. Such termination shall not affect the Master Lease Agreement and Lease Schedules executed prior to LESSOR's receipt of the notice of termination.

IN WITNESS WHEREOF, I set my hand this ____ day of ____________, 19___.


                                       --------------------------------------
                                       CORPORATE   SECRETARY

                                       WILLIAM  FLEMING
                                       --------------------------------------

                             LEASE SCHEDULE 91105607


                     TO MASTER LEASE AGREEMENT NUMBER 911056
[FIRSTCORP LOGO]

First Portland Corporation
7145 SW Varns Street  Portland, OR  97223-8057
503.684.3417  800.247.3722  FAX 503.620.7677

         LESSEE NAME AND ADDRESS              SUPPLIER OF EQUIPMENT AND ADDRESS
-------------------------------------------   ----------------------------------
ATHENA MEDICAL CORPORATION                    FORT JAMES CORPORATION
10180 SOUTHWEST NIMBUS AVENUE, STE J-5        ONE BETTER WAY ROAD
PORTLAND, OR 97223                            MILFORD, OH 45150
-------------------------------------------   ----------------------------------

 LESSEE MAY HAVE RIGHTS UNDER THE SUPPLY CONTRACT WITH THE SUPPLIER OF THE EQUIPMENT AND MAY CONTACT THE SUPPLIER FOR A DESCRIPTION OF SUCH RIGHTS.

-------------------------------------------------------------------------------
QUANTITY           EQUIPMENT DESCRIPTION AND IDENTIFICATION
-------------------------------------------------------------------------------
                    SEE SCHEDULE 'A' ATTACHED HERETO AND MADE A PART HEREOF




-------------------------------------------------------------------------------
Location of       Street Address:    10180 SW NIMBUS AVENUE, SUITE J-5
Equipment:
                  City:Portland      County:MULTNOMAH    State and Zip: OR 97223
-------------------------------------------------------------------------------

                                                    ADVANCE RENTALS
PERIODIC RENTAL PAYMENTS         MINIMUM         RECEIPTED FOR APPLY TO
(Subject to Applicable Taxes)   LEASE TERM           FIRST AND LAST                      SECURITY
                                IN MONTHS            1   PAYMENTS                        DEPOSIT
---------------------------------------------------------------------------------------------------
$  5,321.00                        24             $  10,642.00                           $18,810.93
---------------------------------------------------------------------------------------------------


LESSEE HEREBY LEASES FROM LESSOR THE EQUIPMENT DESCRIBED ABOVE OR IN AN ATTACHMENT HERETO. THIS SCHEDULE INCORPORATES AND IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF THE MASTER LEASE RENTAL AGREEMENT REFERENCED ABOVE, WHICH LESSEE ACKNOWLEDGES IT HAS READ AND UNDERSTANDS IN ITS ENTIRETY.

-------------------------------------------------------------------------------
 LESSOR         Date                    LESSEE                Date
                    --------------                                -------------

  [FIRSTCORP LOGO]                      ATHENA MEDICAL CORPORATION
------------------------------------    ---------------------------------------
                                               Full Legal Name Of Lessee

 BY:                                    BY:                       PRESIDENT/CEO
     -------------------------------    ---------------------------------------
                             (TITLE)     PETER  BURKE                   (TITLE)

   This LEASE will not bind LESSOR or   BY:
       become effective until and          ------------------------------------
unless LESSOR accepts it by signing in                                   (TITLE)
         the State of Oregon.
                                        BY:
                                           -----------------------------------
                                                                        (TITLE)

                                           ------------------------------------
                                                       WITNESS

                                           ------------------------------------
                                               THIS SPACE FOR OFFICE USE ONLY


-------------------------------------------------------------------------------
                                  SCHEDULE 'A'

    SCHEDULE FORMING PART OF AGREEMENT #: 91105607 BETWEEN [FIRSTCORP LOGO] LESSOR AND ATHENA MEDICAL CORPORATION , LESSEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         DESCRIPTION OF LEASE EQUIPMENT

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      Quantity   N/U         Description
-------------------------------------------------------------------------------
                       VENDOR:  FORT JAMES CORPORATION
         1        N    ADCO MODEL AF-50-2 FORMER
         1        N    ADCO MODEL SPECIAL CLOSER
         1        N    ADCO MODEL PRODUCT LOADER
         1        N    DIGITAL READOUT
         1        N    GOUP 60B






-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      ACCEPTED:                            LESSEE:
        [FIRSTCORP LOGO]
                                            ATHENA MEDICAL CORPORATION
        ------------------------------     ------------------------------------

      By:                                   By:
          ----------------------------      -----------------------------------
                                                     PETER  BURKE
     Title:                                 Title:   PRESIDENT/CEO
          ----------------------------      ------------------------------------

      Date:                                 Date:
            --------------------------      ------------------------------------

                      PAGE  1   OF  1  PAGES OF THIS SCHEDULE
                           ---     ---

-------------------------------------------------------------------------------

MASTER LEASE AGREEMENT NUMBER 911056 AND
LEASE SCHEDULE NUMBER:  91105607


                        CROSS-COLLATERALIZATION AGREEMENT
                                   (EQUIPMENT)


The Leases referred to herein and modified hereby are the Lease Rental Agreement(s) executed between [FIRSTCORP LOGO] ("Lessor") and ATHENA MEDICAL CORPORATION ("Lessee"), as identified in the attached Schedule of Leases.

         WHEREAS, Lessee wishes to enter into a new Master Lease Agreement and Lease Schedule with Lessor, identified as Lease Schedule Number 91105607 (the "New Lease"); and

WHEREAS, Lessor will not enter into the New Lease without the Lessee's agreement to cross-collateralize certain equipment; NOW THEREFORE,

For good and valuable consideration the parties hereby agree as follows:

(1) Notwithstanding any other language in the Leases, the Leases shall be modified to provide that in the event any equipment which is the subject of the Leases is at any time purchased by Lessee from Lessor, such equipment shall be, and hereby is, pledged by Lessee to Lessor to secure performance of any and all of Lessee's obligations under each of the Leases, the New Lease, and any future Leases.

(2) Notwithstanding any other language in the New Lease, the New Lease shall be modified to provide that in the event any equipment which is the subject of the New Lease is at any time purchased by Lessee from Lessor, such equipment shall be, and hereby is, pledged by Lessee to Lessor to secure performance of any and all Lessee's obligations under the Leases and under any future Lease Rental Agreements.

(3) Except as expressly provided herein, the Leases, the New Lease, and any existing written modifications to the Leases and New Lease shall remain in full force and effect in exact accordance with their original terms and conditions.



LESSOR:                                   LESSEE:

[FIRSTCORP LOGO]                          ATHENA MEDICAL CORPORATION
-------------------------------------     -------------------------------------

By:                                       By:
  -----------------------------------        ----------------------------------
                                                    PETER  BURKE
Title:                                    Title:    PRESIDENT/CEO
     --------------------------------           -------------------------------

Date:                                      Date:
     --------------------------------           -------------------------------

[FIRSTCORP LOGO]


First Portland Corporation
7145 SW Varns Street  Portland, OR  97223-8057
503.684.3417  800.247.3722  FAX 503.620.7677

MASTER LEASE AGREEMENT NUMBER 911056
LEASE SCHEDULE 91105607

                                ACCEPTANCE NOTICE

       LESSEE NAME AND ADDRESS           SUPPLIER OF EQUIPMENT AND ADDRESS
   ----------------------------------   ---------------------------------------
   ATHENA MEDICAL CORPORATION           FORT JAMES CORPORATION
   10180 SW NIMBUS AVENUE, STE J-5      ONE BETTER WAY ROAD
   PORTLAND, OR 97223                   MILFORD, OH 45150
   ----------------------------------   ---------------------------------------

LESSEE acknowledges that it has read all the terms of the above-numbered Lease Schedule (the "Lease"), as well as the Master Lease Agreement referenced above and fully incorporated into the Lease, and fully understands those paragraphs captioned "SELECTION AND ACCEPTANCE OF EQUIPMENT", "USE AND OPERATION", "REPAIRS AND ALTERATIONS", "LOSS AND DAMAGE", "CHOICE OF LAW, VENUE AND JURISDICTION", and "ENTIRE AGREEMENT".

LESSEE FURTHER ACKNOWLEDGES THAT LESSOR HAS MADE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, CONDITION, WORKMANSHIP OR OTHERWISE WITH REGARD TO THE EQUIPMENT, AND AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS-IS" AND "WITH ALL FAULTS".

LESSEE acknowledges that it shall use the Equipment properly, shall perform necessary maintenance, and shall bear the entire risk of loss or damage to the Equipment. Moreover, LESSEE acknowledges that LESSOR is not responsible for the service, maintenance or repair of the Equipment nor the performance of any third-party service contracts or maintenance agreements, and that failure of the Equipment to perform properly or failure of the supplier, service personnel, or installer of the Equipment to render proper service, installation or repairs shall not relieve nor lessen LESSEE's obligations to pay rent or to perform any term or condition of the Lease. LESSEE further acknowledges that it shall make no claim against LESSOR and shall make claim solely against supplier or supplier's vendors and shall indemnify LESSOR for any claim relating to the Equipment.

To the extent that the Lease is governed by a jurisdiction that has adopted a version of Uniform Commercial Code-Leases ("UCC-Leases"), LESSEE acknowledges that the Lease is a finance lease as defined in UCC-Leases Section 2A-103(g). LESSEE acknowledges that (i) LESSOR acquired the Equipment or right to possession and use of the Equipment for the LESSEE in connection with the Lease;
(ii) LESSEE has reviewed and approved any written supply contract covering the Equipment purchased from the supplier for lease to LESSEE; and (iii) LESSOR has informed or advised LESSEE in writing (a) as to the identity of the supplier, if necessary, (b) that LESSEE may have rights under the supply contract, and (c) that LESSEE may contact the supplier for a description of any rights LESSEE may have under the supply contract. LESSEE represents that Equipment shall be used in its commercial or business concern and that the Equipment shall not be used for personal, family or household purposes.

LESSEE UNDERSTANDS AND AGREES THAT THE LEASE WAS MADE IN THE STATE OF OREGON AND THAT IT SHALL BE CONSTRUED BY THE LAWS OF OREGON. LESSEE FURTHER UNDERSTANDS AND AGREES THAT ALL ACTIONS AND SUITS TO ENFORCE THE LEASE OR FOR ITS BREACH MUST BE MAINTAINED IN MULTNOMAH COUNTY, STATE OF OREGON. LESSEE EXPRESSLY AGREES TO SUBMIT TO PERSONAL JURISDICTION IN OREGON.

NO OTHER AGREEMENTS, WRITTEN OR ORAL, EXIST BETWEEN LESSEE AND LESSOR WITH RESPECT TO THE LEASE OF THE EQUIPMENT EXCEPT AS EXPRESSLY INCORPORATED IN THE LEASE.

LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS ACCEPTANCE NOTICE.

-------------------------------------------------------------------------------
                                          LESSEE            Date
                                                                ---------------

                                           ATHENA MEDICAL CORPORATION
                                           ------------------------------------
                                               Full Legal Name Of Lessee

                                      BY:                         PRESIDENT/CEO
                                           ------------------------------------
                                           PETER  BURKE                 (TITLE)
                                      BY:
                                           ------------------------------------
                                                                        (TITLE)
                                      BY:
                                           ------------------------------------
                                                                        (TITLE)

                                           ------------------------------------
                                                      WITNESS

LEASE RENTAL AGREEMENT/LEASE SCHEDULE NUMBER 91105607


                      SECURITY DEPOSIT RECEIPT AND ADDENDUM


[FIRST CORP LOGO] ("Lessor") hereby acknowledges its receipt of EIGHTEEN THOUSAND EIGHT HUNDRED TEN AND 93/100 ($18,810.93) from the undersigned Lessee pursuant to the terms and conditions of the above-referenced Lease Rental Agreement or Lease Schedule (the "Lease"). Lessor shall hold this sum subject to the provision of the Lease entitled Security Deposit, except as otherwise provided herein.

So long as Lessee fully and timely performs as required under the Lease and any other obligations with Lessor, and submits its financial statements to Lessor on a regular basis with such financial statements being acceptable to Lessor in Lessor's own discretion, then the security deposit amount shall accrue interest at the rate of SIX percent (6%) per annum on the balance of the security deposit amount held by Lessor.

If, at the end of the Lease term, all of the lease rental payments have been made on time and Lessee has not otherwise been in default under the Lease or any other obligation of Lessee to Lessor during the Lease term, Lessor will release the then-remaining balance of the security deposit amount, along with any accrued interest thereon.

In the event Lessee does not fully and timely perform as required under the Lease and any other obligations to Lessor, and/or Lessee fails to submit its financial statements as required or such financial statements are not acceptable to Lessor, interest shall cease to accrue in relation to the security deposit amount. In such event, Lessor shall not release the security deposit amount until such time, if ever, as all terms and conditions of the Lease and any other obligations with Lessor have been satisfied in full, and upon such release no interest on the security deposit amount shall be due to Lessee.

In the event the security deposit is in the form of a Certificate of Deposit, Lessor shall not be liable to Lessee for any interest reduction or other penalties associated with early redemption. Lessee agrees to reimburse Lessor for any costs (including penalties in excess of earned interest) incurred by Lessor in relation to such redemption.

Except as otherwise expressly provided herein, the terms and conditions of the Lease, and specifically the provisions regarding the security deposit, shall remain in full force and effect.

WHEREFORE, Lessor and Lessee hereby execute this Security Deposit Receipt and Addendum on the dates indicated below.

LESSOR:                           LESSEE:

[FIRSTCORP LOGO]                  ATHENA MEDICAL CORPORATION
--------------------------------  ----------------------------------------

By:                                By:
    ----------------------------     -------------------------------------
                                            PETER BURKE
Title:                             Title:   PRESIDENT/CEO
    ----------------------------         ---------------------------------

Date:                                Date:
    ----------------------------           -------------------------------